SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 03, 2010

GREEN ENERGY LIVE, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-148661	33-1155965
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1740 44th Street, Suite 5-230
Wyoming, MI 49519-6443
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(866) 460-7336
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2010, Green Energy Live, Inc. (“GELV” or the “Company”) entered into a drawdown equity financing agreement (“DEFA”) and registration rights agreement (“RRA”) with Auctus Private Equity Fund LLC (“Auctus”).  The DEFA and the RRA are material definitive agreements that are not made in the ordinary course of business for GELV.

In connection with the DEFA between the parties, the Company has agreed to issue and sell to Auctus that number of shares of the Company’s common stock (“Shares”), par value $0.0001 per share, which can be purchased pursuant to the terms of the DEFA for an aggregate purchase price of up to Ten Million Dollars ($10,000,000).

Under the DEFA, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder and applicable state securities laws.  These registration rights involve filing a Form S-1 registration for the Shares.

The following summary contains the main terms of the DEFA:

•
GELV, at its sole and exclusive option, may issue and sell to Auctus, and, except for conditions outside of Auctus’ control, Auctus shall be obligated to purchase from the Company, shares of the Company’s Common Stocky, in the Company’s sole discretion, of Drawdown Notices.  The number of shares of Common Stock that Auctus shall purchase pursuant to each Advance shall be determined by dividing the amount of the Advance by the Purchase Price.  No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares.

•
Auctus shall immediately cease selling any shares if the price falls below a floor price, as designated in the DEFA. The Company, in its sole and absolute discretion, may waive its right with respect to the floor and allow Auctus to sell any shares below that floor price.  Only when the closing bid price of the stock is above the floor price (the price at the time when Auctus must immediately cease selling shares) may Auctus reinitiate selling of any shares without such waiver from the Company required under this subsection.

•	The purchase price shall be set at 95% of the lowest closing bid price of the common stock during a designated pricing period, as defined in the DEFA.

The following summary contains the main terms of the RRA:

•	GELV shall prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-1, or on such other form as is available.

The description set forth herein of the terms and conditions of the DEFA and RRA is qualified in its entirety by reference to the full text of the DEFA and RRA, which is filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On March 12, 2010, the Company issued a press release announcing that it has signed the DEFA and RRA with Auctus. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(d) Exhibits.

Exhibit Number	Description

10.1	Drawdown Equity Financing Agreement and Registration Rights Agreement, dated March 3, 2010

99.1	Press Release dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY LIVE, INC.

Date: March 12, 2010	By:	/s/ Karen Clark
Karen Clark
President, Chief Executive Officer and Principal Financial Officer